UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-02671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MAY 31, 2010

Annual Report to Shareholders

DWS Strategic High Yield Tax Free Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

37 Statement of Assets and Liabilities

39 Statement of Operations

40 Statement of Cash Flows

41 Statement of Changes in Net Assets

42 Financial Highlights

47 Notes to Financial Statements

58 Report of Independent Registered Public Accounting Firm

59 Tax Information

60 Summary of Management Fee Evaluation by Independent Fee Consultant

65 Board Members and Officers

69 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Average Annual Total Returns as of 5/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	14.96%	3.76%	4.06%	5.65%
Class B	14.10%	2.96%	3.26%	4.85%
Class C	14.11%	3.00%	3.29%	4.87%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	11.80%	2.80%	3.49%	5.36%
Class B (max 4.00% CDSC)	11.10%	2.35%	3.09%	4.85%
Class C (max 1.00% CDSC)	14.11%	3.00%	3.29%	4.87%
No Sales Charges					Life of Institutional Class*
Class S	15.22%	3.99%	4.30%	5.81%	N/A
Institutional Class	15.33%	4.04%	4.34%	N/A	4.95%
Barclays Capital Municipal Bond Index+	8.52%	5.30%	4.52%	5.90%	4.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 1.39%, 2.17%, 2.16%, 1.30% and 1.13% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic High Yield Tax Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/10	$ 12.23	$ 12.23	$ 12.24	$ 12.24	$ 12.24
5/31/09	$ 11.21	$ 11.21	$ 11.22	$ 11.22	$ 11.22
Distribution Information: Twelve Months as of 5/31/10: Income Dividends	$ .62	$ .53	$ .53	$ .65	$ .66
May Income Dividend	$ .0500	$ .0428	$ .0424	$ .0528	$ .0527
SEC 30-day Yield++ as of 5/31/10	4.45%	3.80%	3.90%	4.90%	4.85%
Tax Equivalent Yield++ as of 5/31/10	6.85%	5.85%	6.00%	7.54%	7.46%
Current Annualized Distribution Rate++ as of 5/31/10	4.81%	4.12%	4.08%	5.08%	5.07%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2010 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.42%, 3.80%, 4.57% and 4.72% for Classes A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.78%, 3.98%, 4.75% and 4.94% for Classes A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	93	of	115	81
3-Year	4	of	102	4
5-Year	9	of	78	12
10-Year	3	of	65	5
Class B 1-Year	107	of	115	93
3-Year	10	of	102	10
5-Year	24	of	78	31
10-Year	16	of	65	25
Class C 1-Year	105	of	115	91
3-Year	9	of	102	9
5-Year	18	of	78	23
10-Year	15	of	65	23
Class S 1-Year	89	of	115	77
3-Year	3	of	102	3
5-Year	6	of	78	8
10-Year	1	of	65	2
Institutional Class 1-Year	88	of	115	76
3-Year	2	of	102	2
5-Year	4	of	78	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2009 to May 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,058.90	$ 1,055.00	$ 1,055.00	$ 1,060.10	$ 1,059.70
Expenses Paid per $1,000**	$ 5.34	$ 9.07	$ 9.17	$ 4.06	$ 3.95
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,019.75	$ 1,016.11	$ 1,016.01	$ 1,020.99	$ 1,021.09
Expenses Paid per $1,000**	$ 5.24	$ 8.90	$ 9.00	$ 3.98	$ 3.88
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	1.04%	1.77%	1.79%	.79%	.77%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,058.90	$ 1,055.00	$ 1,055.00	$ 1,060.10	$ 1,059.70
Expenses Paid per $1,000**	$ 4.83	$ 8.56	$ 8.66	$ 3.54	$ 3.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,020.24	$ 1,016.60	$ 1,016.50	$ 1,021.49	$ 1,021.59
Expenses Paid per $1,000**	$ 4.73	$ 8.40	$ 8.50	$ 3.48	$ 3.38
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	.94%	1.67%	1.69%	.69%	.67%

* Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic High Yield Tax Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Lead Portfolio Manager

Rebecca L. Flinn
A. Gene Caponi, CFA

Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Strategic High Yield Tax Free Fund posted a return of 14.96% for the period (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 8.52% for the same period.1 The fund's average peer in the Lipper High-Yield Municipal Debt Funds category returned 17.75%. The fund has outperformed its Lipper peers over the trailing three-, five and 10-year periods.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

For much of the period, the credit markets showed signs of ebullience. Investors focused on economic numbers that were less dire than those in the immediate aftermath of the financial crisis precipitated in September of 2008. The municipal market continued to be dogged by concerns over the finances of states and localities, with California generating many of the negative headlines. Still, municipals as an asset class continued to be viewed as high quality and as providing an attractive alternative to the very low yields available on Treasuries and cash equivalents. In addition, with the federal budget deficit climbing as the government seeks to stimulate the economy, municipals may have benefited from investors anticipating income tax increases going forward to fund these efforts.

During the period, new tax-free supply was reduced as municipal issuers took advantage of the American Recovery and Reinvestment Act to issue taxable Build America Bonds with interest rates in effect subsidized by the federal government. The reduced supply of new tax-free bonds helped increase demand for existing long-term issues. Retail investors provided significant support for municipals over the 12 months, and mutual fund flows were consistently positive through the period.

The US Federal Reserve Board (the Fed) maintained its zero interest rate policy over the 12 months, keeping the benchmark federal funds rate within the unprecedented target range of 0% to 0.25%.3 Rates fell along the entire municipal yield curve and the curve flattened as declines were the greatest on longer maturities.4 Since a bond's yield moves in the opposite direction of its price, this meant that performance of long-term municipal bonds was generally better than among shorter issues. Specifically, the two-year bond yield decreased 36 basis points (one basis point equals 0.01%) from 0.94% to 0.58%, while the 30-year yield fell 55 basis points from 4.55% to 4.00%, resulting in a total flattening of 19 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/09 and 5/31/10)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

As municipalities came under pressure with the national economic downturn, the trend was in the direction of declining credit quality.5 Among the more significant issuers, California and Illinois were subjected to downgrades during the period. Despite this backdrop, municipal credit spreads — the yield advantage provided by lower-quality issues — generally narrowed over the 12 months.6 Lower-rated issues benefited in particular from individual investors seeking incremental yield, with airline-, tobacco- and hospital-related issues all outperforming the broader municipal market. In addition, tax-free industrial development revenue and pollution control revenue bonds, which rely on a private issuer's credit rather than that of a municipality, provided strong returns.

Late in the period, two of the three leading rating services, Moody's and Fitch, recalibrated their ratings of municipal bonds to better reflect the likelihood of default for the asset class relative to corporate issues. As a result, many municipal issues received a ratings upgrade.

Positive Contributors to Fund Performance

Given a steep yield curve, we looked throughout the period to increase exposure to bonds with final maturities over 20 years. This added to relative performance as the yield curve flattened through significant rate declines among longer maturities.

The fund had significant holdings of health care issues and industrial development and pollution control revenue bonds that provided strong performance.

The fund's exposure to Puerto Rico issues and to Guam general obligation bonds helped returns as credit spreads narrowed over the year.

Negative Contributors to Fund Performance

We strategically manage the fund's exposure to below-investment-grade, high-yield issues, varying that weighting according to our view of relative value. During the period we added exposure to high-yield issues, given their attractive yield spreads versus investment-grade bonds.7 However, we were still underweight the high-yield segment versus many of the fund's peers, constraining relative performance to a degree.8

We had only modest exposure to tobacco- and airline-related bonds, volatile sectors that provided exceptionally strong returns over the period.

The fund's exposure to California general obligations constrained returns as these issues bucked the trend and experienced credit spread widening for longer maturities. We maintained and added to this position over the period as we believe these issues are attractively valued.

Outlook and Positioning

Municipal yields are close to normal historical levels (approximately 82%) versus US Treasury bonds. At the end of May, the 10-year municipal bond was yielding approximately 85% of the comparable-maturity Treasury bond. Given a continued steep yield curve and attractive credit spreads, we believe purchases on lower-rated bonds with final maturities in the 20-year-and-longer range could offer opportunities.

As we enter a new fiscal period, we will be closely monitoring whether the subsidized issuance of taxable Build America Bonds will continue for at least another calendar year. In that event, we could continue to see reduced supply of new long-term tax-free bonds, potentially leading to increased price support for existing issues.

State and local governments continue to be challenged to find spending cuts necessary to balance their budgets. With this backdrop and with the greatly decreased role of bond insurance in the municipal market, the expertise we bring to researching municipal sectors and individual issues has never been more important. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification, while seeking to maintain an attractive dividend and minimize capital gains distributions.

1 The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper High-Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High-Yield Municipal Debt Funds category. For the 1-, 3-, 5- and 10-year periods, this category's average return was 17.75% (115 funds), -0.59% (102 funds), 1.76% (78 funds) and 4.28% (65 funds), respectively, as of 5/31/10.

3 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal on time. Rating agencies assign letter designations such as AAA and AA. The lower the rating, the higher the probability of default.

6 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

7 Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/10	5/31/09

Revenue Bonds	82%	85%
General Obligation Bonds	14%	10%
ETM/Prerefunded	3%	5%
Lease Obligations	1%	0%
	100%	100%
Quality	5/31/10	5/31/09

AAA	6%	7%
AA	12%	14%
A	23%	17%
BBB	31%	32%
BB	7%	9%
B	1%	3%
CCC	2%	1%
Not Rated	18%	17%
	100%	100%
Effective Maturity	5/31/10	5/31/09

Less than 1 year	4%	1%
1-4.99 years	9%	10%
5-7.99 years	18%	9%
8-14.99 years	39%	30%
Greater than 15 years	30%	50%
	100%	100%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 11.7 and 14.9 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/10	5/31/09

Texas	14%	16%
California	11%	5%
Florida	8%	7%
Commonwealth of Puerto Rico	6%	4%
Pennsylvania	5%	8%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2010

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.0%
Alabama 0.3%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, Prerefunded, 6.125%, 12/1/2024	1,000,000	1,168,140
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	1,866,280
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	1,646,920
		4,681,340
Arizona 1.7%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	3,945,760
Maricopa County, AZ, Pollution Control Corp. Revenue, El Paso Electric Co. Project, Series B, 7.25%, 4/1/2040	3,930,000	4,470,965
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2022	3,570,000	3,849,138
Series A, 5.0%, 7/1/2023	2,540,000	2,719,451
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power:
5.75%, 9/1/2029	2,250,000	2,303,820
Series A, 6.375%, 9/1/2029	5,000,000	5,096,600
Yavapai County, AZ, Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, Series A-1, 144A, AMT, 4.9%, 3/1/2028	5,000,000	4,817,550
		27,203,284
California 10.2%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series D-1, 0.22%**, 4/1/2045	1,800,000	1,800,000
Series F-1, 5.125%, 4/1/2039	10,000,000	10,414,100
Series F-1, 5.5%, 4/1/2043	10,000,000	10,756,600
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	8,750,000	10,278,100
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B, 144A, 6.5%, 3/1/2028	5,000,000	4,703,950
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp., Series A-1, 5.75%, 6/1/2047	1,665,000	1,220,895
California, State General Obligation:
5.0%, 8/1/2034	5,185,000	5,070,775
5.125%, 8/1/2036	13,500,000	13,336,110
5.5%, 3/1/2040	5,130,000	5,273,845
California, State General Obligation, Various Purposes:
5.0%, 11/1/2032	10,000,000	9,840,700
5.0%, 6/1/2037	10,000,000	9,683,300
5.0%, 11/1/2037	9,145,000	8,853,000
5.0%, 12/1/2037	5,000,000	4,840,300
5.0%, 4/1/2038	2,650,000	2,564,723
5.25%, 3/1/2036	6,075,000	6,089,823
5.75%, 4/1/2031	23,360,000	24,907,366
California, State Public Works Board, Lease Revenue, Capital Projects:
Series A-1, 6.0%, 3/1/2035	10,175,000	10,561,955
Series I-1, 6.375%, 11/1/2034	5,000,000	5,339,000
California, Statewide Communities Development Authority Revenue, Tiger Woods Learning Foundation, 0.24%**, 7/1/2036, Bank of America NA (a)	3,000,000	3,000,000
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	616,615
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	6,035,000	6,039,466
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	880,000	870,135
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 5.125%, 11/1/2039	10,400,000	10,968,048
		167,028,806
Colorado 3.3%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (b)	3,500,000	3,528,245
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%, 11/15/2029	8,000,000	8,107,360
Colorado, Health Facilities Authority Revenue, Christian Living Communities Project, Series A, 5.75%, 1/1/2037	1,000,000	879,360
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	9,968,113
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	2,027,980
Colorado, Housing & Finance Authority, Single Family Mortgage, "I", Series B3, 0.27%**, 11/1/2021	2,000,000	2,000,000
Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028	6,365,000	6,791,582
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, Prerefunded, 7.125%, 6/15/2041	7,865,000	8,540,525
Denver, CO, Airport Revenue, Series D, AMT, 7.75%, 11/15/2013	6,200,000	6,823,410
Denver, CO, City & County Single Family Mortgage Revenue, Metro Mayors Caucus, AMT, 5.25%, 11/1/2040	2,936,353	2,915,945
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,411,167
		53,993,687
Connecticut 2.0%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	20,000,000	21,216,600
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,168,250
Hamden, CT, Facility Revenue, Whitney Center Project, Series A, 7.625%, 1/1/2030	1,200,000	1,233,864
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A, 6.5%, 9/1/2031***	7,295,000	3,585,565
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	970,000
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	961,560
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	924,200
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	868,460
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	808,140
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012	1,000,000	541,870
		33,278,509
Delaware 0.0%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	788,010
District of Columbia 0.6%
District of Columbia, Metropolitan Airport Authority System, Series B, AMT, 5.0%, 10/1/2023 (b)	10,000,000	10,277,600
Florida 8.5%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	375,000	333,439
Florida, Capital Region Community Development District, Capital Improvement Revenue, Series A, 7.0%, 5/1/2039	6,335,000	5,969,470
Florida, Harbourage at Braden River Community Development District, Capital Improvement Revenue, Series A, 6.125%, 5/1/2034	1,450,000	1,380,994
Florida, Main Street Community Development District, Capital Improvement Revenue, Series A, 144A, 6.8%, 5/1/2038	2,925,000	2,543,785
Florida, Middle Village Community Development District, Special Assessment, Series A, 6.0%, 5/1/2035	8,500,000	7,802,405
Florida, Special Assessment Revenue, East Park Community Development District, Series A, 7.5%, 5/1/2039	1,735,000	1,477,630
Florida, Tolomato Community Development District, Special Assessment, 5.4%, 5/1/2037	18,240,000	13,903,075
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System:
Series G, Prerefunded, 5.125%, 11/15/2020	30,000	35,231
Series G, 5.125%, 11/15/2020	970,000	1,018,636
Series G, Prerefunded, 5.125%, 11/15/2021	70,000	82,205
Series G, 5.125%, 11/15/2021	1,930,000	2,021,212
Series G, Prerefunded, 5.125%, 11/15/2022	75,000	88,076
Series G, 5.125%, 11/15/2022	2,205,000	2,301,623
Series G, Prerefunded, 5.125%, 11/15/2023	180,000	211,383
Series G, 5.125%, 11/15/2023	2,245,000	2,335,294
Hillsborough County, FL, Industrial Development Authority Revenue, Health Facilities, University Community Hospital, Series A, 5.625%, 8/15/2029	13,125,000	12,770,887
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	8,100,000	8,202,060
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A, AMT, 5.25%, 10/1/2033 (b)	10,000,000	10,052,900
Series A-1, 5.5%, 10/1/2041	5,000,000	5,158,850
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041 (c)	5,000,000	5,107,150
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	3,650,000	3,777,969
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	4,999,650
Orlando & Orange County, FL, Expressway Authority Revenue, Series A, 5.0%, 7/1/2040	8,920,000	9,075,297
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	929,580
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,452,190
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027 (b)	2,500,000	2,449,250
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	7,574,080
Series A, 144A, 5.75%, 10/1/2022	9,500,000	9,294,135
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (b) (c)	3,745,000	3,952,735
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2023	5,000,000	5,170,900
5.0%, 8/15/2024	1,000,000	1,029,820
5.0%, 8/15/2025	5,000,000	5,142,900
		138,644,811
Georgia 3.5%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	2,786,610
Atlanta, GA, Tax Allocation, Beltline Project, Series B, 7.375%, 1/1/2031	4,915,000	5,016,151
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,045,000	932,662
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.375%, 11/1/2039 (b)	10,000,000	10,524,400
Series A, 6.25%, 11/1/2034	10,000,000	10,985,100
De Kalb County, GA, Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center, Inc. Project, 6.125%, 9/1/2040	7,500,000	7,558,800
Georgia, Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates-Southeast Health, Series A, 5.625%, 8/1/2034	5,500,000	5,526,345
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019 (c)	10,000,000	10,418,300
Series A, 5.5%, 9/15/2024	2,440,000	2,446,978
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%, 1/1/2012	730,000	761,261
Series Z, ETM, 5.5%, 1/1/2012	55,000	57,563
		57,014,170
Guam 0.7%
Government of Guam, General Obligation, Series A, 7.0%, 11/15/2039	10,155,000	10,915,508
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,309,100
		12,224,608
Hawaii 1.9%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2034	15,000,000	15,141,450
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, 15 Craigside Project, Series A, 9.0%, 11/15/2044	2,000,000	2,248,580
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co.:
Series B, AMT, 4.6%, 5/1/2026 (b)	11,790,000	10,899,737
6.5%, 7/1/2039	2,500,000	2,732,925
		31,022,692
Illinois 3.1%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (b)	175,000	181,592
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	11,000,000	10,329,770
Illinois, Finance Authority Revenue, Friendship Village of Schaumburg:
Series A, 5.625%, 2/15/2037	5,000,000	4,049,400
7.25%, 2/15/2045	4,000,000	4,018,720
Illinois, Finance Authority Revenue, Park Place of Elmhurst:
Series D-3, 6.25%, 8/15/2015	1,505,000	1,507,965
Series A, 8.125%, 5/15/2040	8,000,000	7,862,960
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	5,000,000	5,241,850
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028 (b)	1,250,000	1,310,263
Illinois, Finance Authority Revenue, Swedish Covenant Hospital, Series A, 6.0%, 8/15/2038	7,830,000	7,897,964
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,145,608
Series A, 5.875%, 2/15/2038	500,000	442,020
Illinois, Municipal Electric Agency, Power Supply Revenue:
Series A, 5.25%, 2/1/2023 (b)	3,500,000	3,742,865
Series A, 5.25%, 2/1/2024 (b)	2,500,000	2,654,250
		50,385,227
Indiana 0.3%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,742,545
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	844,380
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A, 7.25%, 7/1/2033***	3,000,000	1,866,750
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.5%, 9/1/2027	1,000,000	933,370
		5,387,045
Iowa 0.7%
Altoona, IA, Urban Renewal Tax Increment Revenue, Annual Appropriation:
6.0%, 6/1/2034	1,000,000	1,039,910
6.0%, 6/1/2039	2,000,000	2,066,680
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	4,048,358
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	4,862,750
		12,017,698
Kansas 0.9%
Lenexa, KS, Health Care Facility Revenue, 5.5%, 5/15/2039	2,000,000	1,654,040
Lenexa, KS, Health Care Facility Revenue, Lakeview Village, Inc. Project, 7.25%, 5/15/2039	1,200,000	1,221,276
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,322,087
Series 3, 5.625%, 11/15/2031	3,750,000	3,799,275
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	3,410,000	3,420,128
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,690,468
		15,107,274
Kentucky 1.2%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare, Series A, 6.625%, 10/1/2028	1,195,000	1,212,280
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	13,000,000	13,463,970
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2033 (b) (c)	3,635,000	4,011,077
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	1,000,000	986,120
		19,673,447
Louisiana 1.6%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project:
Series A, AMT, 5.0%, 11/1/2018	1,260,000	1,252,768
Series A, AMT, 5.75%, 9/1/2031	5,000,000	4,927,150
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	6,208,020
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	14,000,000	13,413,820
		25,801,758
Maryland 1.8%
Anne Arundel County, MD, National Business Park Project, 144A, Prerefunded, 7.375%, 7/1/2028	1,896,000	1,946,187
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2031	7,000,000	5,128,900
Series B, 5.25%, 12/1/2031	3,400,000	2,580,464
Maryland, State Health & Higher Educational Facilities Authority Revenue, Doctors Community Hospital, Inc., 5.75%, 7/1/2038	6,250,000	6,046,875
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, Series A, 5.0%, 7/1/2037	5,005,000	4,588,584
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,677,716
6.0%, 1/1/2028	6,100,000	6,321,308
		29,290,034
Massachusetts 3.9%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	8,805,000	5,135,780
AMT, 8.0%, 9/1/2035	960,000	533,261
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Series B2, 6.25%, 6/1/2014	2,500,000	2,503,750
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Groves-Lincoln:
Series A, 7.75%, 6/1/2039	1,250,000	1,291,225
Series A, 7.875%, 6/1/2044	1,250,000	1,297,500
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,770,895
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,100,000	3,651,800
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,690,000	3,378,306
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023	2,000,000	2,430,620
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	7,410,143
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.75%, 11/15/2035	2,300,000	1,711,200
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E-1, 5.0%, 7/1/2028	1,500,000	1,478,865
Series E-1, 5.125%, 7/1/2038	1,500,000	1,459,650
Massachusetts, State Health & Educational Facilities Authority Revenue, Jordan Hospital, Series B, 6.875%, 10/1/2015	4,500,000	4,504,950
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	2,057,895
Series E, 5.0%, 7/15/2032	3,250,000	2,688,465
Series E, 5.0%, 7/15/2037	2,750,000	2,206,380
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, 5.625%, 7/1/2019	370,000	373,485
Series F, 5.75%, 7/1/2029	1,480,000	1,482,856
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	7,145,000	7,340,487
Massachusetts, State Port Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2016 (b)	5,000,000	4,798,600
Series A, AMT, 5.5%, 1/1/2018 (b)	4,000,000	3,749,360
		63,255,473
Michigan 2.2%
Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:
7.0%, 11/15/2038	4,500,000	4,071,690
7.125%, 11/15/2043	1,500,000	1,371,930
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	3,047,279
Zero Coupon, 7/1/2012	3,150,000	2,933,091
Detroit, MI, Sewer Disposal Revenue, Series D, 0.795%*, 7/1/2032 (b)	1,600,000	1,152,000
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community, 5.375%, 5/15/2027	1,000,000	842,270
Michigan, Municipal Bond Authority Revenue, State Aid Revenue Notes, Series B, 5.0%, 3/21/2011	3,440,000	3,443,646
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (b)	7,500,000	8,130,225
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health Hospital, 5.75%, 11/15/2039	6,315,000	6,369,814
Michigan, State University Revenues, Series 2000-A, 0.25%**, 8/15/2030	3,200,000	3,200,000
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,021,120
		36,583,065
Mississippi 1.1%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	5,941,375
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	900,000	806,976
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	4,250,000	4,125,263
Series A, 5.8%, 5/1/2034	4,000,000	4,047,920
Series A, 6.5%, 9/1/2032	2,620,000	2,743,952
		17,665,486
Missouri 1.0%
Branson, MO, Regional Airport Transportation Development, District Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	1,250,000	654,838
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	1,890,440
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, Prerefunded, 9.0%, 8/15/2030	2,975,000	3,081,029
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	900,740
Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights:
Series C-3, 6.5%, 5/15/2015	1,925,000	1,932,161
Series A, 8.25%, 5/15/2039	1,000,000	1,006,000
Series A, 8.25%, 5/15/2045	2,850,000	2,846,608
St. Louis, MO, Lambert-St. Louis International Airport Revenue, Series A-1, 6.625%, 7/1/2034	4,085,000	4,370,868
		16,682,684
Nebraska 0.4%
Douglas County, NE, Hospital Authority No. 002 Revenue, Health Facilities, Immanuel Obligation Group, 5.625%, 1/1/2040	1,500,000	1,524,930
Lancaster County, NE, Hospital Authority No.1, Health Facilities Revenue, Immanuel Obligation Group, 5.625%, 1/1/2040	2,500,000	2,541,550
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	2,966,340
		7,032,820
Nevada 1.4%
Clark County, NV, Industrial Development Revenue, Nevada Power Co. Project:
Series A, AMT, 5.6%, 10/1/2030	2,080,000	1,964,165
Series B, AMT, 5.9%, 10/1/2030	8,335,000	8,160,382
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (b)	4,830,000	5,295,177
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier, 7.375%, 1/1/2030***	6,000,000	15,000
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	4,731,350
Sparks, NV, Local Improvement Districts, Limited Obligation District No. 3, 6.75%, 9/1/2027	2,000,000	1,904,000
		22,070,074
New Hampshire 1.0%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	940,298
Series A, 5.4%, 1/1/2030	550,000	491,860
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,757,350
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,115,000	1,116,516
5.625%, 7/1/2018	1,615,000	1,556,505
New Hampshire, State Business Finance Authority Revenue, Elliot Hospital Obligation Group, Series A, 6.125%, 10/1/2039	5,000,000	5,104,600
New Hampshire, State Business Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.2%, 5/1/2027	4,000,000	4,024,360
		15,991,489
New Jersey 2.0%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,021,430
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,154,468
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023 (b)	1,770,000	1,846,995
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,464,350
New Jersey, Health Care Facilities Financing Authority Revenue, St. Joseph's Health Care System, 6.625%, 7/1/2038	11,570,000	11,937,695
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,339,329
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2029	15,965,000	13,131,053
		32,895,320
New Mexico 0.5%
Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040 (d)	7,500,000	7,556,325
New York 2.4%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	2,942,820
Series A, 5.75%, 11/15/2022	1,500,000	1,577,910
Long Island, NY, Power Authority, Electric Systems Revenue, Series E, 5.0%, 12/1/2022 (b)	7,075,000	7,573,929
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 6.125%, 2/15/2019***	2,203,531	22
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	960,000	997,354
New York, State Dormitory Authority Revenues, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	2,007,220
New York, State Energy Research & Development Authority, Pollution Control Revenue, New York State Electric & Gas Corp., Series C, 0.22%**, 6/1/2029, Wells Fargo Bank NA (a)	600,000	600,000
New York & New Jersey Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2023 (b)	8,260,000	8,531,258
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,073,520
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031	1,470,000	1,503,619
AMT, 8.0%, 8/1/2028	3,000,000	3,111,120
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,475,460
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,001,862
		39,396,094
North Carolina 0.7%
Charlotte, NC, Airport Revenue, Series A, 5.0%, 7/1/2039	1,450,000	1,483,408
North Carolina, Eastern Municipal Power Agency, Power Systems Revenue, Series B, 5.0%, 1/1/2026	2,800,000	2,943,556
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,073,500
Series F, 5.5%, 1/1/2017	1,495,000	1,604,883
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,415,250
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	1,545,000	1,600,589
		11,121,186
North Dakota 0.0%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, Prerefunded, 7.125%, 8/15/2024	250,000	256,075
Ohio 2.1%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	37,505,000	30,380,175
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, Prerefunded, 7.125%, 7/1/2029	1,000,000	1,081,630
Ohio, State Higher Educational Facility Commision Revenue, Summa Health Systems Project, Series 2010, 5.75%, 11/15/2040	3,000,000	2,982,840
		34,444,645
Oklahoma 0.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, Series A, 7.25%, 11/1/2045	6,500,000	6,434,090
Oregon 0.7%
Clackamas County, OR, North Clackamas School District No. 12, Series B, Step-up Coupon, 0% to 6/15/2011, 5.0% to 6/15/2023 (b)	10,420,000	10,721,555
Pennsylvania 3.2%
Allegheny County, PA, Hospital Development Authority Revenue, West Penn Allegheny Health Systems:
Series A, 5.0%, 11/15/2028	12,160,000	10,100,582
Series B, Prerefunded, 9.25%, 11/15/2022	2,000,000	2,121,960
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, Prerefunded, 7.625%, 7/1/2034	1,750,000	2,016,070
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 5.75%, 7/1/2017	6,250,000	7,021,813
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	993,770
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	1,804,488
Northampton County, PA, Hospital Authority Revenue, St. Luke's Hospital Project:
Series A, 5.375%, 8/15/2028	3,500,000	3,533,250
Series A, 5.5%, 8/15/2035	6,500,000	6,529,250
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Reliant Energy, Series A, AMT, 6.75%, 12/1/2036	2,910,000	3,008,125
Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,500,000	1,584,045
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, Prerefunded, 6.0%, 1/15/2031	5,095,000	5,327,587
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, Series A, AMT, 6.125%, 11/1/2021	700,000	711,039
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	8,312,800
		53,064,779
Puerto Rico 6.9%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	25,750,000	27,060,418
Commonwealth of Puerto Rico, General Obligation:
Series A, 5.0%, 7/1/2021	5,000,000	5,112,050
Series A, 6.0%, 7/1/2038	7,200,000	7,605,288
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,578,221
Commonwealth of Puerto Rico, Public Improvement:
Series A, 5.5%, 7/1/2022 (b)	5,000,000	5,375,100
Series B, 6.5%, 7/1/2037	10,000,000	11,092,300
Puerto Rico, Electric Power Authority Revenue:
Series TT, 5.0%, 7/1/2032	5,500,000	5,492,465
Series TT, 5.0%, 7/1/2037	4,000,000	3,953,000
Series XX, 5.25%, 7/1/2040	6,665,000	6,748,046
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series N, 5.5%, 7/1/2024	2,000,000	2,089,320
Series M, 6.25%, 7/1/2022	5,000,000	5,750,850
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	4,570,000	4,746,036
Series A, 5.75%, 8/1/2037	2,130,000	2,272,071
Series A, 6.5%, 8/1/2044	10,000,000	11,328,200
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	8,143,200
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	7,720,000	4,833,106
		113,179,671
South Carolina 0.7%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,510,275
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District:
Series B, 7.5%, 11/1/2015	1,000,000	1,009,190
Series A, 7.75%, 11/1/2039	4,917,000	4,355,429
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System, Series B, 5.625%, 11/15/2030	3,960,000	3,968,435
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
5.75%, 8/1/2039	640,000	641,299
Series C, Prerefunded, 7.0%, 8/1/2030	600,000	707,832
		12,192,460
South Dakota 0.6%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:
Series B, 5.25%, 7/1/2038	3,000,000	3,019,500
Series B, 5.5%, 7/1/2035	5,000,000	5,124,350
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,006,940
		9,150,790
Tennessee 3.2%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,549,675
5.0%, 12/15/2018	2,160,000	2,181,492
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, Prerefunded, 8.0%, 7/1/2033	3,000,000	3,387,330
Jackson, TN, Hospital Revenue, Jackson-Madison Project, 5.625%, 4/1/2038	3,000,000	3,040,530
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	18,795,000	18,138,303
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, Mountain States Health Alliance, 6.5%, 7/1/2038	3,570,000	3,792,268
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, Prerefunded, 7.5%, 7/1/2033	5,000,000	5,672,500
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series C, 5.0%, 2/1/2027	6,435,000	6,147,098
Series A, 5.25%, 9/1/2018	8,000,000	8,040,320
		52,949,516
Texas 12.2%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,155,565
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,071,575
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 4.388%, 4/1/2027 (e)	4,910,000	3,030,894
Bexar County, TX, Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.2%, 7/1/2045	6,000,000	6,103,080
Brazos River, TX, Harbor Navigation District, Brazoria County Environmental Health, Dow Chemical Co. Project:
Series B-2, 4.95%, 5/15/2033	4,000,000	3,685,640
Series A-3, AMT, 5.125%, 5/15/2033	9,000,000	8,250,120
Brazos River, TX, Pollution Control Authority Revenue, Series D-1, 144A, AMT, 8.25%, 5/1/2033	7,000,000	4,352,740
Cass County, TX, Industrial Development Corp., Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/1/2024	2,000,000	2,560,680
Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:
Zero Coupon, 1/1/2030	5,000,000	1,229,500
Zero Coupon, 1/1/2032	3,500,000	733,495
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,860,963
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,186,421
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/1/2029	10,100,000	10,010,514
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	16,490,000	16,707,998
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030 (b)	11,000,000	9,674,500
Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,276,420
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Allied Waste NA, Inc. Project, Series A, AMT, 5.2%, 4/1/2018	1,500,000	1,506,315
North Texas, Tollway Authority Revenue:
First Tier, Series A, 5.625%, 1/1/2033	1,000,000	1,053,870
Second Tier, Series F, 5.75%, 1/1/2038	17,500,000	18,331,075
First Tier, Series A, 6.25%, 1/1/2039	9,525,000	10,522,839
San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039 (b)	8,000,000	7,161,280
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility, Mirador Project:
Series A, 8.125%, 11/15/2039	1,000,000	1,001,770
Series A, 8.25%, 11/15/2044	6,000,000	6,025,020
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2022	2,000,000	2,086,700
Texas, Dallas-Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2020 (b)	7,125,000	7,509,893
Texas, Industrial Development Revenue, Waste Disposal Authority, Series A, AMT, 6.1%, 8/1/2024	5,000,000	5,017,400
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series D, 5.625%, 12/15/2017	14,790,000	15,665,864
Series D, 6.25%, 12/15/2026	16,875,000	18,047,813
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	10,338,600
Texas, Uptown Development Authority, Tax Increment Contract Revenue, Infrastructure Improvement Facilities, 5.5%, 9/1/2029	1,000,000	1,015,860
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,022,840
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,023,970
Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health:
7.0%, 11/1/2030	1,530,000	1,553,623
7.125%, 11/1/2040	3,580,000	3,640,251
West Harris County, TX, Regional Water Authority, Water Systems Revenue, 5.0%, 12/15/2035	4,505,000	4,559,465
		198,974,553
Vermont 0.0%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020 (f)	720,000	720,274
Virginia 0.8%
Virginia, Marquis Community Development Authority Revenue, 5.625%, 9/1/2018	7,500,000	5,882,850
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	1,754,818
Virginia, Peninsula Town Center Community Development Authority Revenue, Special Obligation, 6.45%, 9/1/2037	5,500,000	5,395,555
		13,033,223
Washington 2.0%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	2,916,934
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,154,350
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (b)	2,970,000	2,927,351
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037 (b)	6,675,000	6,647,032
Series A, 6.125%, 8/15/2037	16,000,000	16,291,840
		31,937,507
West Virginia 0.9%
West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center:
Series A, 5.625%, 9/1/2032	3,080,000	3,172,677
Prerefunded, 6.75%, 9/1/2030	980,000	1,005,921
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:
6.5%, 10/1/2028	7,000,000	6,976,970
6.5%, 10/1/2038	3,000,000	2,916,540
		14,072,108
Wisconsin 1.0%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,196,600
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, 5.625%, 4/15/2039	8,160,000	8,267,467
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,516,000
Wisconsin, State Health & Educational Facilities Authority Revenue, St. John's Communities, Inc., Series A, 7.625%, 9/15/2039	1,000,000	1,046,340
		17,026,407
Wyoming 0.1%
Wyoming, Municipal Power Supply Agency, Series A, 5.0%, 1/1/2036	1,000,000	1,012,500
Multi-State 0.3%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	4,754,857	4,249,558
Total Municipal Bonds and Notes (Cost $1,504,204,200)		1,537,489,727

Municipal Inverse Floating Rate Notes (g) 15.5%
California 1.6%
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2024 (b) (h)	8,500,000	9,242,944
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2025 (b) (h)	11,000,000	11,961,456
Trust: Sacramento, CA, Municipal Utility District, Electric Revenue, Series R-11513-1, 144A, 21.198%, 8/15/2024, Leverage Factor at purchase date: 5 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (b) (h)	2,126,587	2,253,046
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (b) (h)	1,935,078	2,050,148
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.153%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
		25,507,594
Hawaii 0.7%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (h)	10,000,000	10,896,400
Trust: Hawaii, State General Obligation, Series 2867, 144A, 17.45%, 5/1/2027, Leverage Factor at purchase date: 4 to 1
Nevada 2.0%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (h)	7,851,481	8,521,384
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (h)	8,203,602	8,903,548
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (h)	5,298,193	5,750,246
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.151%, 6/15/2021, Leverage Factor at purchase date: 2 to 1
Las Vegas Valley, NV, General Obligation, Water District, Series A, 5.0%, 2/1/2036 (h)	9,605,000	9,852,542
Trust: Las Vegas Valley, NV, General Obligation, Water District, 9.208%, 2/1/2036, Leverage Factor at purchase date: 2 to 1
		33,027,720
New York 1.7%
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (h)	5,095,207	5,604,465
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 17.524%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2025 (h)	4,000,000	4,428,725
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2026 (h)	3,000,000	3,321,543
New York, State Environmental Facilities Corp., Clean Drinking Water, Series A, 5.0%, 6/15/2027 (h)	3,000,000	3,321,544
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 15.941%, 6/15/2025, Leverage Factor at purchase date: 3.6 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (h)	10,000,000	10,857,320
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 11.06%, 11/1/2027, Leverage Factor at purchase date: 2.5 to 1
		27,533,597
Ohio 0.8%
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (h)	4,522,767	4,756,439
Ohio, State Higher Educational Facilities Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (h)	7,712,913	8,111,406
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.459%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		12,867,845
Pennsylvania 2.5%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2023 (h)	21,790,000	24,173,394
Trust: Pennsylvania, State General Obligation, Series R-11505-1, 144A, 42.691%, 8/1/2023, Leverage Factor at purchase date: 10 to 1
Pennsylvania, State Revenue Bond, Series A, 5.0%, 8/1/2024 (h)	15,475,000	17,062,735
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 12.532%, 8/1/2024, Leverage Factor at purchase date: 3 to 1
		41,236,129
Tennessee 1.0%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (h)	14,996,415	16,648,215
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 17.536%, 1/1/2024, Leverage Factor at purchase date: 4 to 1
Texas 3.0%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (h)	3,710,000	4,026,664
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (h)	4,315,000	4,683,304
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 17.12%, 2/15/2024, Leverage Factor at purchase date: 4 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2024 (h)	15,000,000	16,569,250
Trust: San Antonio, TX, Electric & Gas Revenue, Series 2957, 144A, 13.3%, 2/1/2024, Leverage Factor at purchase date: 3 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (h)	10,000,000	11,070,400
Trust: Texas, North East Independent School District, Series 2355, 144A, 21.72%, 8/1/2024, Leverage Factor at purchase date: 5 to 1
Texas, State Transportation Commission Revenue, 5.0%, 4/1/2026 (h)	12,500,000	13,595,825
Trust: Texas, State Transportation Commission Revenue, Series 2563, 144A, 21.0%, 4/1/2026, Leverage Factor at purchase date: 5 to 1
		49,945,443
Washington 2.2%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (h)	10,000,000	10,847,600
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 22.52%, 7/1/2024, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (h)	10,000,000	10,911,560
Trust: Washington, State General Obligation, Series 2154, 144A, 22.32%, 7/1/2025, Leverage Factor at purchase date: 5 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023 (b) (h)	10,000,000	10,911,200
Trust: Washington, State General Obligation, Series 2302, 144A, 22.52%, 7/1/2023, Leverage Factor at purchase date: 5 to 1
Washington, State Public Power Supply System, Nuclear Project No. 2, 9.599%, 7/1/2012	3,000,000	3,542,430
		36,212,790
Total Municipal Inverse Floating Rate Notes (Cost $243,327,624)		253,875,733
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,747,531,824)+	109.5	1,791,365,460
Other Assets and Liabilities, Net	(9.5)	(155,537,400)
Net Assets	100.0	1,635,828,060

* These securities are shown at their current rate as of May 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2010.

*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Mashantucket, CT, Mashantucket Western Pequot Tribe, Special Revenue, Series A, 144A	6.5%	9/1/2031	7,295,000	7,628,882	3,585,565
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier	7.375%	1/1/2030	6,000,000	5,798,546	15,000
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A	6.125%	2/15/2019	2,203,531	2,203,531	22
North Manchester, IN, Peabody Retirement Community Project Revenue, Series A	7.25%	7/1/2033	3,000,000	2,910,069	1,866,750
				18,541,028	5,467,337

+ The cost for federal income tax purposes was $1,745,240,667. At May 31, 2010, net unrealized appreciation for all securities based on tax cost was $46,124,793. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $92,092,212 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $45,967,419.

(a) Security incorporates a letter of credit from the bank listed.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	2.2
American Capital Assurance	0.4
Assured Guaranty Corp.	0.8
Assured Guaranty Municipal Corp.	3.7
Financial Guaranty Insurance Co.	2.4
National Public Finance Guarantee Corp.	0.9
Radian Asset Assurance, Inc.	0.2

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(c) At May 31, 2010, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(d) When-issued security.

(e) Partial interest paying security. The rate shown represents 65% of the original coupon rate.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020	12/12/1989	706,367	720,274	0.04

(g) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(h) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At May 31, 2010, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
1/11/2011 1/11/2016	45,000,000[1]	Fixed — 3.787%	Floating — LIBOR	(1,960,722)	—	(1,960,722)
1/12/2011 1/12/2016	45,000,000[2]	Fixed — 3.796%	Floating — LIBOR	(1,975,558)	—	(1,975,558)
3/22/2011 3/22/2025	15,250,000[3]	Fixed — 4.513%	Floating — LIBOR	(894,498)	—	(894,498)
3/16/2010 3/16/2027	10,000,000[1]	Fixed — 3.605%	Floating — LIBOR	216,802	—	216,802
6/4/2010 6/4/2029	4,800,000[2]	Fixed — 4.446%	Floating — LIBOR	(364,801)	—	(364,801)
6/25/2010 6/25/2029	20,000,000[2]	Fixed — 4.466%	Floating — LIBOR	(1,527,533)	—	(1,527,533)
2/7/2011 2/7/2030	4,900,000[2]	Fixed — 4.692%	Floating — LIBOR	(409,484)	—	(409,484)
1/27/2011 1/27/2031	21,000,000[2]	Fixed — 4.657%	Floating — LIBOR	(1,692,218)	—	(1,692,218)
6/11/2010 6/11/2031	17,300,000[2]	Fixed — 4.773%	Floating — LIBOR	(2,108,131)	—	(2,108,131)
Total net unrealized depreciation on open interest rate swaps						(10,716,143)
Counterparties: [1] Citigroup, Inc. [2] JPMorgan Chase Securities, Inc. [3] The Goldman Sachs & Co. LIBOR: London InterBank Offered Rate.

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (i)	$ —	$ 1,791,365,460	$ —	$ 1,791,365,460
Derivatives (j)	—	216,802	—	216,802
Total	$ —	$ 1,791,582,262	$ —	$ 1,791,582,262
Liabilities
Derivatives (j)	$ —	$ (10,932,945)	—	$ (10,932,945)

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010
Assets
Investments in securities, at value (cost $1,747,531,824)	$ 1,791,365,460
Cash	175,384
Interest receivable	27,214,093
Receivable for investments sold	121,363
Receivable for Fund shares sold	10,099,378
Unrealized appreciation on open interest rate swap contracts	216,802
Due from Advisor	214,791
Other assets	82,679
Total assets	1,829,489,950
Liabilities
Payable for investments purchased	5,212,854
Payable for investments purchased — when-issued securities	7,500,000
Payable for floating rate notes issued	164,534,510
Payable for Fund shares redeemed	2,273,491
Distributions payable	1,546,270
Unrealized depreciation on open interest rate swap contracts	10,932,945
Accrued management fee	727,620
Other accrued expenses and payables	934,200
Total liabilities	193,661,890
Net assets, at value	$ 1,635,828,060
Net Assets Consist of
Undistributed net investment income	432,114
Net unrealized appreciation (depreciation) on: Investments	43,833,636
Interest rate swap contracts	(10,716,143)
Accumulated net realized gain (loss)	(33,314,469)
Paid-in capital	1,635,592,922
Net assets, at value	$ 1,635,828,060

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($464,469,129 ÷ 37,981,441 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.23
Maximum offering price per share (100 ÷ 97.25 of $12.23)	$ 12.58

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,933,957 ÷ 975,705 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.23

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($154,458,797 ÷ 12,622,810 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.24
Class S Net Asset Value, offering and redemption price per share ($858,275,265 ÷ 70,118,460 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.24

Institutional Class

Net Asset Value, offering and redemption price per share ($146,690,912 ÷ 11,981,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2010
Investment Income
Income: Interest	$ 85,258,067
Expenses: Management fee	6,792,178
Administration fee	1,344,080
Services to shareholders	2,222,070
Custodian fee	39,843
Distribution and service fees	2,170,127
Professional fees	108,179
Trustees' fees and expenses	34,242
Reports to shareholders	111,373
Interest expense and fees on floating rate notes issued	1,356,392
Registration fees	157,293
Other	101,332
Total expenses before expense reductions	14,437,109
Expense reductions	(1,644,390)
Total expenses after expense reductions	12,792,719
Net investment income	72,465,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,146,175)
Interest rate swap contracts	4,840,824
(2,305,351)
Change in net unrealized appreciation (depreciation) on: Investments	124,892,912
Interest rate swap contracts	(14,527,659)
110,365,253
Net gain (loss)	108,059,902
Net increase (decrease) in net assets resulting from operations	$ 180,525,250

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended May 31, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 180,525,250
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(890,085,676)
Net amortization/accretion of premium (discount)	(1,209,387)
Proceeds from sales and maturities of long-term investments	412,576,677
(Increase) decrease in interest receivable	(5,579,697)
(Increase) decrease in other assets	(159,526)
(Increase) decrease in receivable for investments sold	214,373
Increase (decrease) in payable for investments and when-issued securities purchased	(93,232)
Increase (decrease) in accrued expenses and payables	628,459
Change in net unrealized (appreciation) depreciation on investments	(124,892,912)
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	14,527,659
Net realized (gain) loss from investments	7,146,175
Cash provided (used) by operating activities	$ (406,401,837)
Cash Flows from Financing Activities
Net increase (decrease) in cash	(917,253)
Proceeds from shares sold	773,953,299
Cost of shares redeemed	(347,131,128)
Distributions paid (net of reinvestment of distributions)	(24,130,136)
Increase (decrease) in payable for floating rate notes issued	4,802,439
Cash provided (used) by financing activities	406,577,221
Increase (decrease) in cash	175,384
Cash at beginning of period	—
Cash at end of period	$ 175,384
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$ 46,488,344
Interest expense on floating rate notes issued	$ (1,356,392)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2010	2009
Operations: Net investment income	$ 72,465,348	$ 63,930,075
Net realized gain (loss)	(2,305,351)	(24,758,941)
Change in net unrealized appreciation (depreciation)	110,365,253	(102,630,333)
Net increase (decrease) in net assets resulting from operations	180,525,250	(63,459,199)
Distributions to shareholders from: Net investment income: Class A	(19,533,346)	(16,741,121)
Class B	(590,792)	(919,788)
Class C	(5,390,230)	(4,154,146)
Class S	(41,790,468)	(38,967,899)
Institutional Class	(3,865,348)	(857,557)
Net realized gains: Class A	—	(45,059)
Class B	—	(2,732)
Class C	—	(12,621)
Class S	—	(88,322)
Institutional Class	—	(1,701)
Total distributions	(71,170,184)	(61,790,946)
Fund share transactions: Proceeds from shares sold	777,937,281	567,462,085
Reinvestment of distributions	46,488,344	37,201,438
Cost of shares redeemed	(347,677,771)	(671,848,222)
Redemption fees	—	20,510
Net increase (decrease) in net assets from Fund share transactions	476,747,854	(67,164,189)
Increase (decrease) in net assets	586,102,920	(192,414,334)
Net assets at beginning of period	1,049,725,140	1,242,139,474
Net assets at end of period (including undistributed net investment income of $432,114 and $725,819, respectively)	$ 1,635,828,060	$ 1,049,725,140

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.21	$ 12.46	$ 12.83	$ 12.78	$ 12.88
Income from investment operations: Net investment income	.62	.64	.59	.59	.60
Net realized and unrealized gain (loss)	1.02	(1.25)	(.37)	.05	(.10)
Total from investment operations	1.64	(.61)	.22	.64	.50
Less distributions from: Net investment income	(.62)	(.64)	(.59)	(.59)	(.60)
Net realized gains	—	(.00)*	—	—	(.00)*
Total distributions	(.62)	(.64)	(.59)	(.59)	(.60)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.23	$ 11.21	$ 12.46	$ 12.83	$ 12.78
Total Return (%)[a]	14.96[b]	(4.48)[b]	1.73[b]	5.03[b]	4.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	464	275	334	196	181
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.05	1.39	1.60	1.20	1.31
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.03	1.31	1.57	1.20	1.31
Ratio of expenses after expense reductions (excluding interest expense) (%)	.93	.92	.94	.96	.98
Ratio of net investment income (%)	5.31	6.10	4.67	4.56	4.70
Portfolio turnover rate (%)	28	82	70	57	43

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class B Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.21	$ 12.46	$ 12.84	$ 12.78	$ 12.89
Income from investment operations: Net investment income	.53	.56	.49	.49	.50
Net realized and unrealized gain (loss)	1.02	(1.25)	(.38)	.06	(.11)
Total from investment operations	1.55	(.69)	.11	.55	.39
Less distributions from: Net investment income	(.53)	(.56)	(.49)	(.49)	(.50)
Net realized gains	—	(.00)*	—	—	(.00)*
Total distributions	(.53)	(.56)	(.49)	(.49)	(.50)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.23	$ 11.21	$ 12.46	$ 12.84	$ 12.78
Total Return (%)[a]	14.10[b]	(5.19)[b]	.88[b]	4.31[b]	3.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	28	41	50
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.82	2.17	2.37	1.97	2.09
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.77	2.06	2.32	1.96	2.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67	1.67	1.69	1.73	1.76
Ratio of net investment income (%)	4.57	5.35	3.92	3.79	3.92
Portfolio turnover rate (%)	28	82	70	57	43

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class C Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 12.47	$ 12.84	$ 12.78	$ 12.89
Income from investment operations: Net investment income	.53	.56	.49	.49	.51
Net realized and unrealized gain (loss)	1.02	(1.25)	(.37)	.06	(.11)
Total from investment operations	1.55	(.69)	.12	.55	.40
Less distributions from: Net investment income	(.53)	(.56)	(.49)	(.49)	(.51)
Net realized gains	—	(.00)*	—	—	(.00)*
Total distributions	(.53)	(.56)	(.49)	(.49)	(.51)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.24	$ 11.22	$ 12.47	$ 12.84	$ 12.78
Total Return (%)[a]	14.11[b]	(5.17)[b]	.98[b]	4.31[b]	3.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	87	87	57	64
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.84	2.16	2.31	1.96	2.07
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.78	2.06	2.31	1.96	2.07
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.68	1.67	1.68	1.73	1.74
Ratio of net investment income (%)	4.56	5.35	3.93	3.79	3.94
Portfolio turnover rate (%)	28	82	70	57	43

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class S Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 12.47	$ 12.85	$ 12.79	$ 12.89
Income from investment operations: Net investment income	.65	.67	.62	.62	.63
Net realized and unrealized gain (loss)	1.02	(1.25)	(.38)	.06	(.10)
Total from investment operations	1.67	(.58)	.24	.68	.53
Less distributions from: Net investment income	(.65)	(.67)	(.62)	(.62)	(.63)
Net realized gains	—	(.00)*	—	—	(.00)*
Total distributions	(.65)	(.67)	(.62)	(.62)	(.63)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.24	$ 11.22	$ 12.47	$ 12.85	$ 12.79
Total Return (%)	15.22[a]	(4.23)[a]	1.90[a]	5.36[a]	4.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	858	645	787	669	473
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.98	1.30	1.53	1.04	1.14
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.78	1.06	1.32	.96	1.14
Ratio of expenses after expense reductions (excluding interest expense) (%)	.68	.67	.69	.73	.81
Ratio of net investment income (%)	5.56	6.35	4.92	4.79	4.87
Portfolio turnover rate (%)	28	82	70	57	43

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Institutional Class Years Ended May 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 12.48	$ 12.85	$ 12.79	$ 12.90
Income from investment operations: Net investment income	.66	.67	.62	.62	.63
Net realized and unrealized gain (loss)	1.02	(1.26)	(.37)	.06	(.10)
Total from investment operations	1.68	(.59)	.25	.68	.53
Less distributions from: Net investment income	(.66)	(.67)	(.62)	(.62)	(.64)
Net realized gains	—	(.00)*	—	—	(.00)*
Total distributions	(.66)	(.67)	(.62)	(.62)	(.64)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.24	$ 11.22	$ 12.48	$ 12.85	$ 12.79
Total Return (%)	15.33[a]	(4.26)[a]	2.00	5.40	4.18[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	28	6	3	3
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.79	1.13	1.32	.92	1.14
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.76	1.06	1.32	.92	1.11
Ratio of expenses after expense reductions (excluding interest expense) (%)	.66	.67	.69	.69	.78
Ratio of net investment income (%)	5.58	6.35	4.92	4.83	4.90
Portfolio turnover rate (%)	28	82	70	57	43

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2010 was approximately $159,732,000, with a weighted average interest rate of 0.85%.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of May 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2010, the Fund invested in interest rate swap contracts with total notional amounts generally indicative of a range from approximately $86,350,000 to $186,300,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$ 216,802

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swap contracts

Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$ 10,932,945

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended May 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ 4,840,824

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ (14,527,659)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $31,433,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000), May 31, 2014 ($2,294,000), May 31, 2015 ($234,000), May 31, 2017 ($3,436,000) and May 31, 2018 ($19,507,000), the respective expiration dates, whichever occurs first. During the year ended May 31, 2010 the Fund lost, through expiration, $4,526,000 of prior year capital loss carryforward.

In addition, from November 1, 2009 through May 31, 2010, the Fund incurred approximately $3,592,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 2,616,259
Capital loss carryforwards	$ (31,433,000)
Net unrealized appreciation (depreciation) on investments	$ 46,124,793

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2010	2009
Distributions from tax-exempt income	$ 71,107,816	$ 61,640,511
Distributions from ordinary income	$ 62,368	$ 150,435

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2010.

B. Purchases and Sales of Securities

During the year ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $890,085,676 and $412,576,677, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

For the period from June 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.91%
Class B	1.66%
Class C	1.66%
Class S	.66%
Institutional Class	.66%

For the period from October 1, 2009 though September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.94%
Class B	1.69%
Class C	1.69%
Class S	.69%
Institutional Class	.69%

In addition, for the period from October 1, 2009 through September 30, 2010, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.66%. The voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended May 31, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

In addition, for the year ended May 31, 2010, the Advisor reimbursed $864,039 and $14,749 of sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2010, the Administration Fee was $1,344,080, of which $137,144 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2010
Class A	$ 107,777	$ 73,834	$ 9,903
Class B	6,984	5,652	1,332
Class C	56,631	56,631	—
Class S	609,760	609,760	—
Institutional Class	3,936	3,936	—
	$ 785,088	$ 749,813	$ 11,235

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2010
Class B	$ 98,204	$ 7,671
Class C	907,365	96,920
	$ 1,005,569	$ 104,591

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2010	Annual Effective Rate
Class A	$ 832,270	$ —	$ 118,483.22%
Class B	27,374	—	2,116.21%
Class C	304,914	15,789	36,956.24%
	$ 1,164,558	$ 15,789	$ 157,555

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2010 aggregated $12,736.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2010, the CDSC for Class B and Class C shares aggregated $18,019 and $19,442, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2010, DIDI received $15,105 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,403, of which $9,454 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	23,569,450	$ 280,263,805	10,253,199	$ 112,853,834
Class B	230,116	2,698,880	306,931	3,363,744
Class C	6,181,997	73,583,934	2,845,650	31,328,069
Class S	24,220,534	287,642,776	37,826,190	397,202,360
Institutional Class	11,124,941	133,747,886	2,163,678	22,714,078
		$ 777,937,281		$ 567,462,085
Shares issued to shareholders in reinvestment of distributions
Class A	1,246,340	$ 14,830,323	1,090,375	$ 11,755,901
Class B	29,327	347,483	40,954	443,845
Class C	283,467	3,373,765	224,024	2,402,404
Class S	2,165,322	25,730,738	2,044,997	22,075,678
Institutional Class	182,754	2,206,035	48,729	523,610
		$ 46,488,344		$ 37,201,438
Shares redeemed
Class A	(11,337,594)	$ (134,718,387)	(13,663,229)	$ (142,478,423)
Class B	(566,970)	(6,637,185)	(1,323,064)	(14,713,631)
Class C	(1,639,776)	(19,514,260)	(2,229,144)	(23,270,553)
Class S	(13,782,080)	(164,883,465)	(45,463,585)	(489,270,374)
Institutional Class	(1,815,077)	(21,924,474)	(206,407)	(2,115,241)
		$ (347,677,771)		$ (671,848,222)
Redemption fees		$ —		$ 20,510
Net increase (decrease)
Class A	13,478,196	$ 160,375,741	(2,319,655)	$ (17,865,041)
Class B	(307,527)	(3,590,822)	(975,179)	(10,905,976)
Class C	4,825,688	57,443,439	840,530	10,464,042
Class S	12,603,776	148,490,049	(5,592,398)	(69,979,661)
Institutional Class	9,492,618	114,029,447	2,006,000	21,122,447
		$ 476,747,854		$ (67,164,189)

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Strategic High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Strategic High Yield Tax Free Fund (the "Fund") at May 31, 2010, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 29, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2010, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2010, DWS Strategic High Yield Tax Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC HIGH YIELD TAX FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$79,821	$0	$0	$0
2009	$79,725	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010